Exhibit 99.2

                             JOINT FILING AGREEMENT


         The undersigned hereby agree that statements on Schedules 13G and 13D and Forms 3, 4 and 5 with respect to the shares of common stock of Novacea, Inc. and any amendments thereto signed by each of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement may be included as an exhibit to such statements or amendments. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


Dated: As of May 3, 2006         PROQUEST INVESTMENTS II, L.P.

                                 By: ProQuest Associates II LLC,
                                 Its:  General Partner


                                 By: /S/ PASQUALE DEANGELIS
                                     -------------------------------------------
                                     Pasquale DeAngelis, MANAGING MEMBER OF THE
                                     GENERAL PARTNER


                                 PROQUEST INVESTMENTS II ADVISORS FUND, L.P.

                                 By: ProQuest Associates II LLC,
                                 Its:  General Partner


                                 By: /S/ PASQUALE DEANGELIS
                                     -------------------------------------------
                                     Pasquale DeAngelis, MANAGING MEMBER OF THE
                                     GENERAL PARTNER


                                 PROQUEST ASSOCIATES II LLC


                                 By: /S/ PASQUALE DEANGELIS
                                     -------------------------------------------
                                     Pasquale DeAngelis, MANAGING MEMBER





                                 /S/ JAY MOORIN
                                 -----------------------------------------------
                                 Jay Moorin, individually


                                 /S/ ALAIN SCHREIBER
                                 -----------------------------------------------
                                 Alain Schreiber, individually